                                                                    EXHIBIT 10.8



                                 CONFIDENTIAL

                      AADVANTAGE PARTICIPATION AGREEMENT

                                    BETWEEN

                            AMERICAN AIRLINES, INC.

                                      AND

                               NETCENTIVES INC.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                               TABLE OF CONTENTS

Section                                                                                                  Page
1 DEFINITIONS...........................................................................................  1

2 MILEAGE ACCRUAL.......................................................................................  6

         2.1 Mileage Accrual............................................................................  6
         2.2 Good Standing..............................................................................  6
         2.3 Rounding...................................................................................  6
         2.4 Bonus Miles................................................................................  6
         2.5 Ongoing Conditions Precedent - American....................................................  6
         2.6 Ongoing Conditions Precedent - Participant.................................................  7
         2.7 Survival...................................................................................  8

3 CHARGES...............................................................................................  8

         3.1 Pricing....................................................................................  8
         3.2 Mileage Payments...........................................................................  8
         3.3 Method of Payments.........................................................................  9
         3.4 Minimum Purchase; Prepayment...............................................................  9
         3.5 Survival...................................................................................  9

4 PROGRAM CONTENT AND ADMINISTRATION....................................................................  9

         4.1 Program Content............................................................................  9
         4.2 AADVANTAGE Program Enrollment.............................................................. 10
         4.3 AADVANTAGE Program Administration.......................................................... 10
         4.4 Customer Service........................................................................... 10
         4.5 Member Disputes............................................................................ 10
         4.6 Transaction Processing..................................................................... 11
         4.7 Training................................................................................... 11
         4.8 Trademarks................................................................................. 11
         4.9 Applicable Law............................................................................. 12
         4.10 AADVANTAGE Program Abuse.................................................................. 12
         4.11 Cancellation or Alteration of AADVANTAGE Program.......................................... 12
         4.12 Air Carrier Sponsor....................................................................... 13
         4.13 Reserve Requirement....................................................................... 13
         4.14 Management of Program..................................................................... 13
         4.15 Computer Reservation Function............................................................. 13

5 EXCLUSIVITY........................................................................................... 13

         5.1 Limited Exclusivity........................................................................ 13
         5.2 Termination of Limited Exclusivity......................................................... 14

6 REPORTS............................................................................................... 14

         6.1 Report from Participant.................................................................... 14

         6.2 Verification............................................................................... 14
         6.3 Report from American....................................................................... 14
         6.4 Tax Reporting.............................................................................. 14
         6.5 Survival................................................................................... 14

7 MARKETING AND ADVERTISING............................................................................. 15

         7.1 Web Site and Telephone Number.............................................................. 15
         7.2 Newsletter Inserts......................................................................... 15
         7.3 American Approval of Promotional Materials; Graphic Standards.............................. 15
         7.4 Web Site Co-Marketing...................................................................... 16
         7.5 Termination................................................................................ 16

8 REPORTS; AUDITS....................................................................................... 16

         8.1 Informational Reports...................................................................... 16
         8.2 Audit Access............................................................................... 16
         8.3 Survival................................................................................... 16

9 TERM OF AGREEMENT..................................................................................... 17

         9.1 Term....................................................................................... 17
         9.2 Notice of Termination...................................................................... 17

10 INDEMNIFICATION; LIMITATION OF USABILITY............................................................. 17

         10.1 Participant Indemnification............................................................... 17
         10.2 Limitation................................................................................ 17
         10.3 Survival.................................................................................. 17

11 DEFAULT OF PARTICIPANT; REMEDIES; OTHER RIGHTS OF AMERICAN........................................... 18

         11.1 Participant Default....................................................................... 18
         11.2 American Remedies......................................................................... 18
         11.3 Additional Rights......................................................................... 18

12 DEFAULT OF AMERICAN; Remedies........................................................................ 19

         12.1 American Default.......................................................................... 19
         12.2 Participant Remedies...................................................................... 19

13 REPRESENTATIONS AND WARRANTIES OF PARTICIPANT........................................................ 19

         13.1 Due Organization.......................................................................... 19
         13.2 Requisite Power; Enforceability........................................................... 20
         13.3 No Conflict............................................................................... 20
         13.4 No Consent................................................................................ 20

14 REPRESENTATIONS AND WARRANTIES OF AMERICAN........................................................... 20

         14.1 Due Organization.......................................................................... 20
         14.2 Requisite Power; Enforceability........................................................... 20
         14.3 No Conflict............................................................................... 21
         14.4 No Consent................................................................................ 21

15 NOTICES.............................................................................................. 21

16 GOVERNING LAW; CONSENT TO JURISDICTION............................................................... 22

17 WAIVER............................................................................................... 22

18 AMERICAN'S CONFIDENTIALITY........................................................................... 23

         18.1 American's Confidential Information....................................................... 23
         18.2 Non-Disclosure by Participant............................................................. 23
         18.3 Return of American's Confidential Information............................................. 24
         18.4 Participant's Employees and Agents........................................................ 24
         18.5 American's Equitable Relief............................................................... 24
         18.6 Survival.................................................................................. 24

19 PARTICIPANT'S CONFIDENTIALITY........................................................................ 24

         19.1 Participant's Confidential Information.................................................... 24
         19.2 Non-Disclosure by American................................................................ 25
         19.3 Return of Participant's Confidential Information.......................................... 25
         19.4 American's Employees and Agents........................................................... 25
         19.5 Participant's Equitable Relief............................................................ 25
         19.6 AADVANTAGE Database....................................................................... 26
         19.7 Survival.................................................................................. 26

20 FORCE MAJEURE........................................................................................ 26

21 INDEPENDENT CONTRACTOR............................................................................... 26

22 ENTIRE AGREEMENT..................................................................................... 26

23 SUCCESSORS AND ASSIGNS............................................................................... 26

24 TAXES................................................................................................ 27

         24.2 Indemnity for Taxes....................................................................... 27
         24.3 Withholding............................................................................... 27

25 CAPTIONS............................................................................................. 27

26 CONSTRUCTION......................................................................................... 27

27 SEVERABILITY......................................................................................... 27

28 NO THIRD PARTY BENEFICIARIES......................................................................... 27

29 EFFECTIVE DATE....................................................................................... 27

Attachment 1
         Pricing......................................................................................... 1-1

Attachment 2
         Minimum Purchase Requirements and Prepayment Schedule........................................... 2-1

Attachment 3
         Netcentives Approval Request Form............................................................... 3-1

Attachment 4
         Data Transmission Layouts....................................................................... 4-1

Attachment 5
         Guidelines for Producing AADVANTAGE(R) Related Materials
         and Using the AADVANTAGE Travel Awards' Trademark............................................... 5-1

                      AADVANTAGE PARTICIPATION AGREEMENT

         AGREEMENT made as of the date set forth below between AMERICAN AIRLINES, INC., a corporation organized and existing under the laws of Delaware ("American") and NETCENTIVES INC., a corporation organized and existing under the laws of California ("Participant").

         WHEREAS, American has developed the AADVANTAGE Program, under which Members are awarded AADVANTAGE Miles for travel on American, and certain other AADVANTAGE Participants, and for the purchase of goods or services from other AADVANTAGE Participants in association with the AADVANTAGE Program, and can obtain Award Travel and other AADVANTAGE Awards for such AADVANTAGE Miles; and

         WHEREAS, American is willing to allow Participant to participate in the AADVANTAGE Program on the following terms and conditions;

         NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, the parties hereto agree as follows:

         1        Definitions. The words "hereof", "herein" or "hereunder" as
                  -----------
used in this Agreement refer to this Agreement as a whole and not to any specific portion or provision of this Agreement. For all purposes of this Agreement, the following terms shall have the following meanings:

                  "AADVANTAGE Account" means the record, maintained by American,
                   ------------------
of a Member's AADVANTAGE Program activity, including, without limitation, the accrual and redemption of AADVANTAGE Miles by such Member.

                  "AADVANTAGE Awards" means the awards or benefits that Members
                   -----------------
can receive from American, American Eagle and/or certain AADVANTAGE Participants pursuant to the AADVANTAGE Program Rules in exchange for the redemption of accrued AADVANTAGE Miles, and if applicable, other consideration.

                  "AADVANTAGE Miles" means the points or "Miles" (including
                   ----------------
bonus points or "Miles") accrued under the AADVANTAGE Program Rules by Members for (i) travel on American or American Eagle, (ii) travel on, and/or the purchase of goods or services from, AADVANTAGE Participants, or (iii) any other reason permitted by American.

                  "AADVANTAGE Participant" means any Person that, pursuant to
                   ----------------------
the AADVANTAGE Program Rules and an agreement between American or an Affiliate of American and such Person regarding such Person's participation in the AADVANTAGE Program: (i) provides goods or services to Members in exchange for the redemption of AADVANTAGE Miles, or (ii) in connection with the sale of goods or services by such Person to Member offers AADVANTAGE Miles to such Member.

                  "AADVANTAGE Program" means the travel awards program
                   ------------------
established and governed by American, as such program may be in effect from time to time, pursuant to which, among other things, Members receive AADVANTAGE Miles for travel on American or for travel on, or for the use or purchase of goods or services offered by, an AADVANTAGE Participant, or for any reason permitted by American.

                  "AADVANTAGE Program Rules" means the rules, regulations, terms
                   ------------------------
and conditions established or modified, from time to time, by American, in its sole discretion, which shall govern the AADVANTAGE Program.

                  "Additional Warrant Agreement" means the Letter Agreement
                   ----------------------------
dated on or about the date hereof, executed by American and Participant, as it may be amended from time to time, concerning certain additional warrants for certain non-voting common stock of Participant potentially available to American.

                  "Affiliate" means, with respect to any Person, any other
                   ---------
Person directly or indirectly controlling or controlled by or under common control with such Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

                  "Agreement" means this AADVANTAGE Participation Agreement, as
                   ---------
it may, from time to time, be amended or modified in accordance herewith.

                  "American" has the meaning assigned to such term in the
                   --------
preamble to this Agreement.

                  "American Default" shall have the meaning assigned to such
                   ----------------
term in Section 12.1 (American Default).
        ------------

                  "American Eagle" means the scheduled air carrier operations of
                   --------------
any regional airlines that are permitted by American or an Affiliate of American to do business under the name American Eagle, whether or not an Affiliate of American.

                  "American Indemnified Parties" shall have the meaning assigned
                   ----------------------------
to such term in Section 10.1 (Participant Indemnification).a
                ------------

                  "American's Confidential Information" shall have the meaning
                   -----------------------------------
assigned to such term in Section 18.1 (American's Confidential Information).
                         ------------

                  "Applicable Law" means all applicable laws of any
                   --------------
jurisdiction, worldwide, including securities laws, tax laws, tariff and trade laws, ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Competent Authority and the rules, regulations, orders, interpretations, licenses and permits of any Competent Authority.

                  "Award Certificate" means a document, issued to a Member by
                   -----------------
American, that entitles such Member to Award Travel or other AADVANTAGE Awards obtained by such Member in accordance with this Agreement and the AADVANTAGE Program Rules.

                  "Award Ticket" means a ticket good for Award Travel, issued by
                   ------------
American or American's authorized agents.

                  "Award Travel" means the air transportation on, or any
                   ------------
upgrades or other benefits provided by, American or American Eagle or an AADVANTAGE Participant, and provided wholly or partly in exchange for the redemption of AADVANTAGE Miles pursuant to the AADVANTAGE Program Rules.

                  "Base Miles" means AADVANTAGE Miles awarded to a Member for
                   ----------
each Qualifying Transaction as described in Section 2.1 (Mileage Accrual).
                                            -----------

                  "Base Rate" shall have the meaning assigned to such term in
                   ---------
Section 3.1 (Pricing).
-----------

                  "Bonus Miles" means AADVANTAGE Miles offered by Participant in
                   -----------
addition to Base Miles offered in connection with a Qualifying Transaction with American's prior written consent or in connection with other offers made by Participant to Members with American's prior written consent.

                  "Business Day" means any day other than a Saturday, Sunday or
                   ------------
other day on which banks in Fort Worth, Texas, are required or authorized to close.

                  "Competent Authority" means any foreign, international,
                   -------------------
national, federal, state, county, local or municipal government body, bureau, commission, board, board of arbitration, instrumentality, authority, agency, court, department, inspector, minister, ministry, official or public or statutory person (whether autonomous or not) having jurisdiction over this Agreement or any of the parties to this Agreement.

                  "Commencement Date" shall have the meaning assigned to such
                   -----------------
term in Section 9.1 (Term).
        -----------

                  "Contract Year" means each August 1 of one (1) year through
                   -------------
July 31 of the immediately following year during the Term.

                  "Contract Quarter" means each three (3) month period ending
                   ----------------
October 31, January 31, April 30 and July 31 during the Term.

                  "Direct Competitor of Participant" shall have the meaning
                   --------------------------------
assigned to such term in Section 5.1 (Limited Exclusivity).
                         -----------

                  "Exclusivity Termination Notice" shall have the meaning
                   ------------------------------
assigned to such term in Section 5.2 (Termination of Limited Exclusivity).
                         -----------

                  "FFP Supplier" shall have the meaning assigned to such term in
                   ------------
Section 4.1 (Program Content).
-----------

                  "Frequent Flyer Points" shall mean the points, credits, or
                   ---------------------
miles, for example, AADVANTAGE Miles, however denominated, offered under a FFP Supplier's travel awards program or frequent flyer program.

                  "Incentive Program" shall have the meaning assigned to such
                   -----------------
term in Section 5.1 (Limited Exclusivity).
        -----------

                  "Limited Exclusivity" shall have the meaning assigned to such
                   -------------------
term in Section 5.1 (Limited Exclusivity).
        -----------

                  "Losses" means any and all liabilities, obligations, losses,
                   ------
damages, claims, deficiencies, penalties, taxes, levies, actions, judgments, settlements, suits, costs, legal fees, accountants' fees, disbursements or expenses.

                  "Material Adverse Effect" means with respect to any Person, a
                   -----------------------
material adverse effect on (a) the business, assets, operations, performance, properties or condition (financial or otherwise) of such Person or (b) the ability of such Person to perform its obligations under this Agreement.

                  "Member" means, as of any date, any individual who is a member
                   ------
in good standing of the AADVANTAGE Program.

                  "Netcentives Points" shall have the meaning assigned to such
                   ------------------
term in Section 4.1 (Program Content).
        -----------

                  "Netcentives Program" shall have the meaning assigned to such
                   -------------------
term in Section 4.1 (Program Content).
        -----------

                  "Participant Default" shall have the meaning assigned to such
                   -------------------
term in Section 11.1 (Participant Default).
        ------------

                  "Participant Indemnification" shall have the meaning assigned
                   ---------------------------
to such term in Section 10.1 (Participant Indemnification).
                ------------

                  "Participants Confidential Information" shall have the
                   -------------------------------------
meaning assigned to such term in Section 19.1 (Participant's Confidential
                                 ------------
Information).

                  "Participant's Product or Service" shall have the meaning
                   --------------------------------
assigned to such term in Section 4.1 (Program Content).
                         -----------

                  "Participant Taxes" shall have the meaning assigned to such
                   -----------------
term in Section 24.1 (Participant Taxes).
        ------------

                  "Person" means any individual, corporation, partnership, joint
                   ------
venture, association, joint stock company, trust, unincorporated organization or Competent Authority.

                  "Qualifying Transaction" shall have the meaning assigned to
                   ----------------------
such term in Section 4.1 (Program Content).
             -----------

                  "Report" means the report to be delivered by Participant
                   ------
pursuant to Section 6.1 (Report from Participant) hereof, which Report shall
            -----------
contain such information, and shall follow' such procedures, as American shall reasonably specify from time to time.

                  "Rights Agreement" means the Netcentives Inc. Rights Agreement
                   ----------------
dated on or about the date hereof, executed by American and Participant, as it may be amended from time to time, concerning certain additional warrants for certain non-voting common stock of Participant potentially available to American and other FFP Suppliers.

                  "Sponsors" shall have the meaning assigned to such term in
                   --------
Section 4.1 (Program Content).
-----------

                  "Sponsor Contacts" shall have the meaning assigned to such
                   ----------------
term in Section 4.1 (Program Content).
        -----------

                  "$" and "Dollar" means United States Dollars.
                   --------------
                  "Total Netcentives Points Redeemed for Frequent Flyer Points"
                   -----------------------------------------------------------
shall mean all Netcentives Points redeemed for Frequent Flyer Points of FFP Suppliers.

                  "Total Redeemed Netcentives Points" shall mean the total
                   ---------------------------------
Netcentives Points redeemed for any service or product.

                  "Taxes" shall have the meaning assigned to such term in
                   -----
Section 24.1 (Participant Taxes).
------------

                  "Term" shall have the meaning assigned to such term in Section
                   ----                                                  -------
9.1 (Term).
---

                  "Tour Packages" shall have the meaning assigned to such term
                   -------------
in Section 4.1 (Program Content).
   -----------

                  "United States" or "U.S." means the fifty United States of
                   ----------------------
America, the District of Columbia, Puerto Rico and territories or possessions of the United States.

                  "U.S. AADVANTAGE Summary" means the summary of AADVANTAGE
                   -----------------------
Program activity sent at intervals to all Members except those with mailing addresses in Japan, Europe, the Middle East, Africa, and/or Latin America.

                  "Warrant Agreements" means the two Warrant Agreements dated on
                   ------------------
or about the date hereof, executed by American and Participant, as each may be amended from time to time, concerning grants of [*****] share tranches, respectively, of warrants for certain non-voting common stock of Participant.

         2        Mileage Accrual.
                  ---------------

                  2.1 Mileage Accrual. In connection with each Qualifying
                      ---------------
Transaction, (i) Participant shall purchase from American and American shall sell to Participant AADVANTAGE Miles upon payment terms specified herein, (ii) Participant shall award AADVANTAGE Miles in exchange for Netcentives Points subject to the terms stated in Section 4.1 (Program Content) and (iii) American
                               -----------
shall post such AADVANTAGE Miles in accordance with Section 4.6 Transaction
                                                    -----------
Processing).

                  Any pre-paid AADVANTAGE Miles must be awarded by Participant pursuant to the terms of this Agreement not later than two (2) years following their purchase or American's obligation to post such AADVANTAGE Miles shall cease. American may, at American's option, return to Participant the amount pre-paid by Participant for such unawarded AADVANTAGE Miles by written notice at any time upon sixty (60) days prior written notice after one (1) year following Participant's payment therefor. In such case, Participant shall not be entitled to award such AADVANTAGE Miles.

                  Provisions of this Agreement that are stated to survive termination or expiration of this Agreement shall survive for an additional period, if longer, until all pre-paid AADVANTAGE Miles purchased hereunder are awarded as provided in the immediately preceding paragraph.

                  2.2 Good Standing. American will post AADVANTAGE Miles
                      -------------
hereunder only if such Member is enrolled and in good standing in the AADVANTAGE Program. In order for a Member to be in good standing such Member must not engage in activity that is contrary to AADVANTAGE Program Rules. There shall be no refunds to Participant for AADVANTAGE Miles posted by American to a Member's AADVANTAGE Account that are subsequently canceled or voided by American due to such Member's failure to be in good standing as of the date such AADVANTAGE Miles were posted or due to the circumstances described in Section 4.10
                                                           ------------
(AADVANTAGE Program Abuse).

                  2.3 Rounding. In any Qualifying Transaction, if applicable, a
                      --------
partial AADVANTAGE Mile in such Transaction of (a) .50 or greater shall be rounded up to one (1) AADVANTAGE Mile and (b) .49 or less shall be rounded down to zero (0) AADVANTAGE Miles.

                  2.4 Bonus Miles. Participant may offer Bonus Miles for special
                      -----------
promotions with American's prior written consent, such consent not to be unreasonably withheld.

                  2.5 Ongoing Conditions Precedent - American. The obligation of
                      ---------------------------------------
American to perform hereunder and make available AADVANTAGE Miles to Participant at any time shall be subject to the conditions precedent that, as of the date of the purchase of such AADVANTAGE Miles or the date such performance is due by American, as applicable:

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                           2.5.1    No Defaults.  There exists no Participant
                                    -----------
Default or any event that with the giving of notice or lapse of time, or both, would become a Participant Default.

                           2.5.2    Compliance with Agreement.  Participant
                                    -------------------------
shall have performed and complied in all material respects with all agreements and conditions contained herein which are required to be performed or complied with by Participant before or at the date of such purchase of AADVANTAGE Miles.

                           2.5.3    No Material Adverse Effect.  No event has
                                    --------------------------
occurred after the date hereof having a Material Adverse Effect on Participant.

                           2.5.4    Representations and Warranties.  The
                                    ------------------------------
representations and warranties of Participant contained in Section 13
                                                           ----------
(Representations and Warranties of Participant) shall be true in all material respects on the date of such purchase of AADVANTAGE Miles, with the same force and effect as though made on and as of that date.

                           2.5.5    Bankruptcy Proceedings.  No federal, state
                                    ----------------------
or foreign bankruptcy proceeding, case or similar action under similar laws shall have been commenced by or against Participant.

                           2.5.6    Judicial or Environmental Intervention.  No
                                    --------------------------------------
proceeding or case is pending before any court or governmental authority investigating or seeking to enjoin or limit (i) American's rights hereunder or
(ii) the sale of AADVANTAGE Miles by American to Participant.

                           2.5.7    Force Majeure.  No event or condition has
                                    -------------
occurred or is existing for which Participant is excused from performing hereunder pursuant to Section 20 (Force Majeure).
                      ----------

                  2.6      Ongoing Conditions Precedent - Participant.  The
                           ------------------------------------------
obligation of Participant to perform hereunder and purchase AADVANTAGE Miles from American at any time shall be subject to the conditions precedent that, as of the date of the requirement to purchase such AADVANTAGE Miles or the date such performance is due Participant, as applicable:

                           2.6.1    No Defaults.  There exists no American
                                    -----------
Default or any event that with the giving of notice or lapse of time, or both, would become an American Default.

                           2.6.2    Compliance with Agreement.  American shall
                                    -------------------------
have performed and complied in all material respects with all agreements and conditions contained herein which are required to be performed or complied with by American before or at the date such performance is due.

                           2.6.3    No Material Adverse Effect.  No event has
                                    --------------------------
occurred after the date hereof having a Material Adverse Effect on American.

                           2.6.4    Representations and Warranties.  The
                                    ------------------------------
representations and warranties of American contained in Section 14
                                                        ----------
(Representations and Warranties of American) shall be true in all material respects on the date of such performance is due, with the same force and effect as though made on and as of that date.

                           2.6.5    Bankruptcy Proceedings.  No federal, state
                                    ----------------------
or foreign bankruptcy proceeding, case or similar action under similar laws shall have been commenced by or against American.

                           2.6.6    Judicial or Governmental Intervention.  No
                                    -------------------------------------
proceeding or case is pending before any court or governmental authority investigating or seeking to enjoin or limit Participants rights hereunder.

                           2.6.7    Force Majeure.  No event or condition has
                                    -------------
occurred or is existing for which American is excused from performing hereunder pursuant to Section 20 (Force Majeure).
            ----------

                  2.7      Survival. Sections 2.2 (Good Standing) and 2.3
                           --------  ------------                     ---
(Rounding) shall survive termination or expiration of this Agreement and shall continue in full force and effect until all AADVANTAGE Miles awarded hereunder have been paid for.

         3        Charges.
                  -------

                  3.1      Pricing.  For Participant's participation in the
                           -------
AADVANTAGE Program, and for the AADVANTAGE Miles purchased by Participant hereunder, Participant shall pay American, without offset, in accordance with
Section 3.2 (Mileage Payments), the amount per AADVANTAGE Mile ("Base Rate")
-----------
purchased by Participant hereunder as specified on Attachment 1. Participant
                                                   ------------
shall also pay either (i) a one time data processing hookup charge (less than $1,000) for processing mileage transmissions or, at Participant's option, (ii) the applicable per-mile administration and handling fee for the AAIM processing mechanism chosen by Participant that shall be no greater than the administrative fee charged to other AAIM customers.

                  3.2      Mileage Payments. Not later than five (5) Business
                           ----------------
Days after the date that Participant provides American with cartridges or transmissions for AADVANTAGE Miles to be posted hereunder as provided in Section
                                                                         -------
6.1 (Report from Participant), Participant shall pay American the per AADVANTAGE
---
Mile Base Rate charges described in Section 3.1 (Pricing). American shall
                                    -----------
reconcile the payment amount received against the cartridge or transmission not later than 30 days after American's receipt of the payment and will notify Participant of any discrepancies. Any under-payment or over-payment by Participant will require adjustment to subsequent payments in the amount of such over-payment or under-payment and, with respect to underpayment, such adjustment shall be paid by Participant before there will be any subsequent posting of AADVANTAGE Miles. At American's option, American may choose not to post AADVANTAGE Miles with respect to any under-paid amount.

                  3.3      Method of Payments. All payments hereunder shall be
                           ------------------
made on their respective due dates by check or by wire transfer pursuant to wiring instructions given by American or by other means of payment agreed in writing by American.

                  3.4      Minimum Purchase; Prepayment. Participant shall
                           ----------------------------
prepay and purchase from American a minimum number of AADVANTAGE Miles each year as specified in Attachment 2.
                ------------

                  3.5      Survival. This Section 3 shall survive termination or
                           --------       ---------
expiration of this Agreement and shall continue in full force and effect until all AADVANTAGE Miles awarded hereunder have been paid for.

         4        Program Content and Administration.
                  ----------------------------------

                  4.1      Program Content. Participant will carry out a
                           ---------------
promotional program that includes the following key elements (such promotional program is hereinafter referred to as the "Netcentives Program"). Participant will enter into contracts ("Sponsor Contracts") with manufacturers, wholesalers, retailers and service providers ("Sponsors") under which Sponsors will be entitled to purchase from Participant and provide credits or points ("Netcentives Points") to such Sponsors' customers solely in connection with offers appearing on the Internet and online services. [***] unless Netcentives Points will not be exchangeable for AADVANTAGE Miles in connection with such offer. [***] not later than two (2) Business Days after American's receipt of such request. [***] Effective upon not less than ninety (90) days prior written notice by American to Participant, [***] American. For informational purposes, American hereby discloses to Participant that [***]

                  Except for special limited-time promotions, Netcentives Points will be exchangeable for AADVANTAGE Miles at a ratio not less favorable to the Member than the exchange ratio applicable to Frequent Flyer Points offered by any other airline participating as a Frequent Flyer Point award supplier ("FFP Supplier") in the Netcentives Program, but in any event not less than a ratio of one (1) AADVANTAGE Mile for each one (1) Netcentives Point.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Participant shall maintain a database of Netcentives Points earned and redeemed by Sponsors' customers. Participant shall maintain a web site where Sponsors, customers can check on the status of their Netcentives Points account and redeem Netcentives Points for awards. Participant will not offer as an award under the Netcentives Program any tour package in which any air travel component thereof is supplied by an air carrier other than a FFP Supplier. Except for special limited-time promotions, Participant will at all times remain neutral in communicating the availability of Frequent Flyer Point awards on Participant's web site, advertising and press releases so that in no instance is American treated less favorably than any other FFP Supplier and will ensure that Sponsors are similarly bound under their Sponsor Contracts.

                  "Qualifying Transaction" shall mean a redemption of
                   ----------------------
Netcentives Points for AADVANTAGE Miles in accordance with the terms herein stated. "Participant's Product or Service" shall mean the product(s) or service(s) of Participant as described in this Section 4.1.
                                               -----------

                  4.2  AADVANTAGE Program Enrollment. Prospective Members must
                       -----------------------------
be enrolled in the AADVANTAGE Program in accordance with AADVANTAGE Program Rules in order to earn AADVANTAGE Miles hereunder. American will not post AADVANTAGE Miles hereunder until an AADVANTAGE Account number has been assigned.

                  4.3  AADVANTAGE Program Administration. Administration of the
                       ---------------------------------
AADVANTAGE Program shall be performed by American and all AADVANTAGE Program Rules shall apply to Participant's participation in the AADVANTAGE Program. American will issue all Award Certificates, U.S. AADVANTAGE Summaries, and AADVANTAGE Program newsletters.

                  4.4  Customer Service. Member questions concerning
                       ----------------
Participant's participation in the AADVANTAGE Program or record keeping in connection therewith will be referred by American to Participant's customer service department having a web site address and telephone number to be furnished by Participant to American. Participant will maintain a customer service department, with personnel available 8:00 A.M. PST to 5:00 P.M. PST, to resolve any Member questions. This department will be staffed and supported by Participant in such a manner that Participant will be able to effectively address Member issues relating to Participant's participation in the AADVANTAGE Program. Participant will ensure that the quality of Participant's Product or Service and the quality of customer service provided by Participant to Members hereunder shall be commensurate with that offered by major U.S. World Wide Web providers and marketers of similar products or services.

                  4.5  Member Disputes. If a Member asserts that he or she is
                       ---------------
entitled to AADVANTAGE Miles in connection with a Qualifying Transaction but did not receive such AADVANTAGE Miles, and Participant has not, not later than fifteen (15) Business Days after request of American, provided American with documents (e.g., photocopy of correspondence) indicating that Participant has
           ----
responded to such Member concerning such dispute, and provided the Member applies to American within twelve (12) months after the date of the Qualifying Transaction, American shall have the right to post to the Member's AADVANTAGE Account and invoice Participant, and Participant shall pay, in accordance with Section
                                                                       -------
3.1 (Pricing), for the AADVANTAGE Miles in dispute.
---

                  4.6      Transaction Processing. Participant will be
                           ----------------------
responsible for obtaining and maintaining the transaction processing function necessary to process Qualifying Transactions. Participant will calculate the number of AADVANTAGE Miles earned by Members for each Qualifying Transaction and will incorporate that information into each Report to be furnished by Participant to American pursuant to this Agreement. Participant understands and agrees that American will rely on the accuracy of each Report submitted by Participant to post AADVANTAGE Miles to a Member's AADVANTAGE Account subject to any adjustment provided for in Section 3.2 (Mileage Payments) and Section 4.5
                               -----------                        -----------
(Member Disputes).

                  4.7      Training. Participant will provide training for all
                           --------
relevant Participant field and corporate staff members during the Term. Updated training material as related to Participant's participation in the AADVANTAGE Program will be produced and distributed by Participant on a regular basis. The nature and extent of such training programs shall be sufficient to enable proper administration of all items for which Participant is responsible hereunder.

                  4.8      Trademarks.
                           ----------

                           4.8.1    American's Marks.  Participant acknowledges
                                    ----------------
that the AADVANTAGE Program name and logo and the other names and marks referred to below are the property of American and upon termination of this Agreement, Participant will cease use of such logo, names and marks. The marks "AMERICAN AIRLINES," and "AADVANTAGE" are the only marks owned by American that may be used by Participant in marketing and promoting Participant's participation in the AADVANTAGE Program and then only as provided in this Section and Section 7.3
                                                                     -----------
(American Approval of Promotional Materials; Graphics Standards). Whenever the words trademark, service mark or trade name are used in this Agreement, such words shall be deemed to refer to the marks listed immediately above. Participant will take no actions that are adverse to American's ownership rights in such marks. Participant shall use only the term "Participant" to describe its participation in the AADVANTAGE Program. Participant shall provide for American's approval one or more templates for Netcentives Program description for use in Sponsors' web sites and for Netcentives Program Internet banner ads if any of such items use any of American's marks. Upon approval by American, Participant may use and make available such templates for use by Sponsors. Except as provided above, with respect to pre-approved templates, Sponsors may not use in any press release, web site, web advertisement or other public communication any of American's names or marks listed above without American's prior written consent. Participant will ensure that Sponsors are so bound in their Sponsor Contracts. Upon request of American, Participant shall terminate from the Netcentives Program any Sponsor that fails to comply with the foregoing.

                           4.8.2    Netcentives' Marks.  American acknowledges
                                    ------------------
that Netcentives, ClickRewards, and ClickPoints names and logos (and other marks as disclosed by Participant to American during the course of this Agreement) are the property of Participant and upon termination of this Agreement, American will cease use of such logo, names and marks. Netcentives hereby grants American a limited, non-exclusive license to duplicate and use Participant's marks in American's promotional materials and on its Internet web site, during the Term of this Agreement, provided, however, that any use of Participant's marks shall be for the purpose of promoting the AADVANTAGE Program or the Netcentives Program and shall only be used with regard to the inclusion of AADVANTAGE Miles within the Netcentives Program or termination as provided in Section 7.5 (Termination).
                           -----------

                  4.9  Applicable Law. Participant will comply with Applicable
                       --------------
Law with respect to its operations, including the marketing and sale of Participant's Product or Service, and its role in connection with the AADVANTAGE Program.

                  4.10 AADVANTAGE Program Abuse. American reserves the right to
                       ------------------------
terminate from the AADVANTAGE Program any Member that, in American's judgment, engages in any activity that is contrary to AADVANTAGE Program Rules contained in the AADVANTAGE member guide in effect from time to time. Fraud or abuse in relation to AADVANTAGE mileage credit or award usage is subject to appropriate administrative and/or legal action by American including, without limitation: the forfeiture of all Award Certificates, tickets issued against Award Certificates and any accrued mileage in a Member's AADVANTAGE Account; as well as cancellation of the account and Member's future participation in the AADVANTAGE Program. Participant shall cooperate with all reasonable requests of American concerning any investigation and/or prosecution of anyone engaging in or suspected of engaging in AADVANTAGE Program abuse or fraud, including but not limited to assisting American in verifying any purported Member's AADVANTAGE Program membership status and cooperating with any civil or criminal prosecution. In the event that Participant detects fraud or abuse in relation to the issuance or redemption of Netcentives Points, American shall, insofar as such fraud or abuse involves the AADVANTAGE Program, cooperate with all reasonable requests of Participant concerning any investigation of anyone engaging in or suspected of engaging in Netcentives Program abuse or fraud, including but not limited to, assisting Participant in verifying AADVANTAGE Program membership status.

                  4.11 Cancellation or Alteration of AADVANTAGE Program.
                       ------------------------------------------------
Participant acknowledges that American may cancel or alter any part of the AADVANTAGE Program, the AADVANTAGE mileage accrual structure, or any AADVANTAGE Award at any time and may offer supplemental award promotions. American may add or delete other Persons as AADVANTAGE Participants, subject to Section 5
                                                               ---------
(Exclusivity).

                  4.12 Air Carrier Sponsor. No air carrier that is not a FFP
                       -------------------
Supplier may be a Sponsor or may advertise on Participant's web site. Participant agrees that American or its Affiliates shall have the right to be a Sponsor or advertise on Participant's web site on terms mutually acceptable to American or such Affiliate, as applicable, and Participant, but in any event on terms no less favorable to American or such Affiliate than those terms applicable to any other FFP Supplier Sponsor in the Netcentives Program.

                  4.13 Reserve Requirement. Participant shall work with Deloitte
                       -------------------
& Touche, or such other "Big 6" auditor as Participant deems fit, to structure a reserve process to provide for redemptions. American shall, upon thirty (30) days written request, receive from Participants auditor an opinion on the suitability of such reserve process to meet Participant's business obligations.

                  4.14 Management of Program. The price, terms and conditions
                       ---------------------
for the purchase of Frequent Flyer Points from a FFP Supplier, as well as the selection of FFP Suppliers, shall be determined exclusively by Participant without participation by any FFP Supplier. American and its Affiliates shall have no duties or responsibilities, administrative, financial or otherwise, with respect to the Netcentives Program except, in the case of American, American's duties and responsibilities expressly set forth herein as a vendor of AADVANTAGE Miles and any other responsibilities or American expressly set forth herein. American and its Affiliates shall have no implied duties or obligations with respect to the Program. Participant shall operate its business and the Program independently from the FFP Suppliers and shall not permit any FFP Supplier to exercise influence or control over management of its business or the Netcentives Program.

                  4.15 Computer Reservation Function. Participant shall allow
                       -----------------------------
American or its Affiliates, including The SABRE Group, Inc., to bid on providing Participant with computerized reservation booking capability if Participant decides it needs such capability.

         5        Exclusivity.

                  5.1  Limited Exclusivity. Subject to the terms and limitations
                       -------------------
set forth herein, American will not offer AADVANTAGE Miles to be used as an incentive in any program that is a Direct Competitor of Participant. The term
"Direct Competitor of Participant" means [......]. This limited exclusivity is herein referred to as "Limited Exclusivity." It is acknowledged and understood by Participant that except as pertains to a Direct Competitor of Participant, American may [***] and that none of such actual or potential promotional activities are precluded hereunder. [***] Participant acknowledges and agrees that [***]

                  5.2  Termination of Limited Exclusivity. American or
                       ----------------------------------
Participant may terminate American's obligations with respect to Limited Exclusivity by giving not less than ninety (90) days prior written notice of such termination to the other party ("Exclusivity Termination Notice"); provided, however, that in no event may American so terminate its

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

obligations with respect to Limited Exclusivity with an effective date of termination prior to January 31, 1998. Effective [***] after Participant's or
American's receipt of the other party's Exclusivity Termination Notice, [.....]
(ii) the AADVANTAGE Mile minimum purchase and prepayment requirements shall end as provided on Attachment 2 and (iii) American will not be bound under the terms
               ------------
of Limited Exclusivity.

         6     Reports.
               -------

               6.1    Report from Participant. Participant will provide American
                      -----------------------
with cartridges or transmissions listing AADVANTAGE Miles to be posted by Member name, AADVANTAGE Account number, transaction code and other items as specified in the Report. Participant will submit these cartridges or transmissions, which will be merged with the AADVANTAGE data base maintained by American, to American at least once each month (and if only once each month, on the day of the month specified by written notice from American to Participant), but not more often than once each week. The cartridges or transmissions will include all AADVANTAGE Miles to be posted for Qualifying Transactions for the immediately preceding period and any corrections of prior cartridges or transmissions.

               6.2    Verification. To minimize posting errors, Participant will
                      ------------
verify that the Member's AADVANTAGE Account number is valid prior to transmission to American as per the algorithm outlined in the Report.

               6.3    Report from American. American will promptly provide
                      --------------------
Participant with cartridge, tape, transmission or hard copy summary error report concerning requested postings.

               6.4    Tax Reporting.  Participant shall be responsible for any
                      -------------
tax reporting in connection with the award of AADVANTAGE Miles hereunder.

               6.5    Survival. This Section 6 shall survive termination or
                      --------       ---------
expiration of this Agreement and shall continue in full force and effect until all AADVANTAGE Miles awarded hereunder have been paid for.

         7     Marketing and Advertising.
               -------------------------

               7.1    Web Site and Telephone Number. Participant at its sole
                      -----------------------------
expense shall maintain throughout the Term a web site and telephone number to be used exclusively for marketing Participant's Product or Service. All advertising and promotion of Participant's Product or Service by Participant shall feature Participant's web site address. Participant will have adequate personnel available 8:00 A.M. PST to 5:00 P.M. PST to service callers on the telephone number. Participant shall furnish American such statistical information concerning the calls that relate to Participant's participation in the AADVANTAGE Program as American may request from time to time.

               7.2    Newsletter Inserts. Subject to the terms hereof and
                      ------------------
American's ability to physically accommodate the insert in the U.S. AADVANTAGE Summary envelope, Participant shall purchase two (2) inserts in the U.S. AADVANTAGE Summary envelope sent by American

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to Members for each Contract Year during the Term. Participant shall pay the preferred AADVANTAGE Participant rate for inserts. American may, but shall not be obligated to, make additional insert opportunities available to Participant on a space available basis. All inserts are subject to a maximum weight of .10 ounces. Participant, at its sole cost and expense, shall create and produce all inserts that it wishes American to consider inducing. Participant shall deliver each insert to American no less than five (5) Business Days prior to the date of the U.S. AADVANTAGE Summary mailing. Insertion costs associated with these inserts is included in American's preferred rates referred to above, provided the insert does not place the mailing overweight or require special handling by the mailing vendor, in which case Participant shall pay the extra costs. American shall have the right to approve the content of such inserts. In the event that such insert will require extra postage, Participant shall have the option to pay such extra postage or to reschedule the insert to a U.S. AADVANTAGE Summary mailing when no extra postage will be required but Participant must still meet the timing requirement described above, if applicable. Nothing herein shall be considered as giving Participant the right to an insert for any particular summary mailing. In the event Participant chooses not to incorporate a requested insert that has been approved and scheduled by American, it must provide American with written notice not less than sixty (60) days prior to the scheduled insertion date.

                  7.3 American Approval of Promotional Materials; Graphic
                      ---------------------------------------------------
Standards.  Participant shall submit to American for review and approval, prior
---------
to publication or use, the portion of any and all artwork, scripts, copy, advertising, promotional materials, direct mail, press releases, newsletters, Internet pages or other communications or any other publicity published or distributed by Participant (or at its direction or authorization) that specifically references this Agreement, the AADVANTAGE Program, American (or any of American's Affiliates) or uses any trademark, service mark, logo or trade name of American or any of its Affiliates. All such promotional materials shall follow the graphics standards and AADVANTAGE Program disclaimers set forth on Attachment 5. American shall have the right to modify the graphics standards and
------------
AADVANTAGE Program disclaimers from time to time. All promotional or informational material using the name "AADVANTAGE" or "American Airline" will require the tag line "American Airlines and AADVANTAGE are registered trademarks of American Airlines, Inc." Notwithstanding the foregoing, certain templates are to be submitted for American's approval as provided in Section 4.8.1 (American's
                                                       -------------
Marks). American and Participant shall issue mutually acceptable press releases, at a mutually agreed time, concerning American's participation in the Netcentives Program, including the exclusive nature of such participation. American will have a representative at Participant's Netcentives Program launch press conference.

                  7.4 Web Site Co-Marketing. American agrees to provide a link
                      ---------------------
to Participant's web site from American's web site. Participant agrees to provide a link to American's web site from Participant's web site.

                  7.5 Termination. All promotion and publication rights of
                      -----------
Participant and American hereunder shall immediately cease upon notice of termination of this Agreement by either party.

         8        Reports; Audits.
                  ---------------

                  8.1 Informational Reports. Participant will produce and
                      ---------------------
deliver to American, at such intervals as American shall reasonably request, reports of the aggregate number of Netcentives Points issued to or purchased by Sponsors (as a whole and not identified as to any particular Sponsor), the aggregate number of Netcentives Points distributed by Sponsors (as a whole and not identified as to any particular Sponsor) to their customers, Total Redeemed Netcentives Points, Total Netcentives Points Redeemed for Frequent Flyer Points (as a whole and not identified as to any particular FFP Supplier) of FFP Suppliers, forecasts of Netcentives Program demand and such other reports and information regarding the sale or licensing and redemption of Netcentives Points in relation to American's participation in the Netcentives Program as American shall reasonably request.

                  8.2 Audit Access. Participant will permit American and any of
                      ------------
American's accountants, attorneys and representatives reasonable access to audit Participant's participation in the AADVANTAGE Program and for such purpose to examine all books of account, records, reports and other papers, to make copies therefrom and to discuss same with Participant's officers, employees and accountants, all at such reasonable times and as often as may be reasonably requested by American. Such audits will be at American's sole cost. Such audits may include but will not be limited to, an audit of Participant's records concerning AADVANTAGE Miles purchased or awarded by Participant, the quality of customer service provided by Participant to Members, the compliance by Participant with Applicable Law and compliance by Participant with the terms of this Agreement.

                  8.3 Survival. This Section 8 shall survive termination or
                      --------       ---------
expiration of this Agreement and shall continue in full force and effect until all AADVANTAGE Miles awarded hereunder have been paid for.

             9    Term of Agreement.
                  -----------------

                  9.1 Term. This Agreement shall become effective on the date
                      ----
hereof ("Commencement Date") and shall continue in full force and effect until and including July 31, 2000 (the "Term").

                  9.2 Notice of Termination. All notices to the general public
                      ---------------------
and Members of the termination of Participant's participation in the AADVANTAGE Program will be the sole responsibility of American and shall be undertaken at American's sole cost and expense. In addition, Participant may announce termination to Netcentives Program members at Participant's cost and expense.

             10   Indemnification; Limitation of Usability.
                  ----------------------------------------

                  10.1 Participant Indemnification. Participant shall indemnify
                       ---------------------------
and hold harmless American, as well as American's parent company, subsidiaries, licensees and Affiliates and their officers, shareholders, directors, employees and agents (herein collectively referred to as "American Indemnified Parties") from and against any and all Losses incurred by, borne by or asserted against any of the American Indemnified Parties arising out of or resulting from (i) Participant's performance, failure to perform or improper performance of this Agreement, (ii) breach of any representation or warranty of Participant contained herein, (iii) the marketing, sale or use of Participant's Product or Service, (iv) any claim that any permitted use hereunder by American of any Participant trademark or name infringes on any existing copyright, trademark or property right of any Person, (v) any claims or statements made by Participant in its advertising or promotional activities that are in conflict, or inconsistent, with the terms of this Agreement or fail to comply with Applicable Law, or (vi) any Program Sponsor's purchase or use of Netcentives Points. American will inform Participant promptly after American receives notice of any claim with respect to which indemnity hereunder is asserted and will grant to Participant the right to control, and will cooperate with Participant in, the defense of such claim.

                  10.2 Limitation. Except for the indemnification obligations
                       ----------
stated above, in no event will either party be liable under this Agreement or under Applicable Law in connection with this Agreement to the other party for consequential, punitive or exemplary damages relating to this Agreement and each party hereby releases and waives any claims against the other party for such damages. In no event shall American be liable under this Agreement or under Applicable Law in connection with this Agreement for an amount in excess of the aggregate amount of revenues received by American from Participant under this Agreement.

                  10.3 Survival. This Section 10 shall survive termination or
                       --------       ----------
expiration of this Agreement and shall continue in full force and effect for a period of three (3) years thereafter.

             11   Default of Participant; Remedies; Other Rights of American.
                  ----------------------------------------------------------

                  11.1 Participant Default.  The occurrence of any one or more
                       -------------------
 of the following events shall constitute a "Participant Default":

                       11.1.1 Participant defaults in the performance of any of the terms and conditions of this Agreement, and such default continues for a period of thirty (30) days or longer (ten (10) days or longer in the case of default in payment of any sums due hereunder) following written notice thereof from American to Participant, which notice shall describe in reasonable detail the alleged default;

                       11.1.2 Participant defaults under, or breaches the terms of, the Warrant Agreement;

                       11.1.3 Participant voluntarily files for bankruptcy or makes an assignment for the benefit of its creditors, or if an involuntary assignment or bankruptcy petition is made or filed against Participant and not dismissed or satisfied within sixty (60) days, or if the interest of Participant hereunder passes by operation of law to any Person; or

                       11.1.4 Any representation or warranty made at any time by Participant to American proves to be untrue in any material respect.

                  11.2   American Remedies. If a Participant Default shall
                         -----------------
occur, then American, at its option, may immediately terminate this Agreement by written notice to Participant at any time after the occurrence of such Participant Default and/or pursue any remedies available under Applicable Law, subject to the limitations stated in Section 10.2 (Limitation). Nothing
                                     ------------
contained herein shall be deemed to restrict or prevent American from pursuing equitable remedies at any time to prevent or enjoin the breach or threatened breach of this Agreement by Participant. All such remedies shall be cumulative and the pursuit of one or more remedies by American shall not be deemed a waiver of any other rights or remedies of American hereunder.

                  11.3   Additional Rights. American shall have the following
                         -----------------
additional rights and Participant the following additional duties whether or not there exists a Participant Default:

                         11.3.1  If American decides to terminate the AADVANTAGE
Program, American may terminate this Agreement at any time upon not less than one hundred eighty (180) days' prior written notice to Participant.

                         11.3.2  In the event that (i) Participant merges with
or into or is acquired, in whole or in part, by another Person; (ii)
Participant sells substantially all of its assets; or (iii) Participant acquires another Person or purchases substantially all of the assets of another Person, American shall have the right, upon not less than thirty (30) days prior written notice, to terminate this Agreement if in American's judgment (a) such other Person is a competitor of American or (b) such event will have a Material Adverse Effect upon this Agreement or Participant's participation in the AADVANTAGE Program.

                  In the event of termination by American under this Section 11.3, any amounts prepaid by Participant hereunder will promptly be refunded by American to Participant net of any amounts due and owing to American hereunder.

              12  Default of American; Remedies:
                  -----------------------------

                 12.1  American Default.  The occurrence of any one or more
                       ----------------
 of the following events shall constitute an "American Default":

                        12.1.1 American defaults in the performance of any of the terms and conditions of this Agreement, and such default continues for a period of thirty (30) days or longer following written notice thereof from Participant to American, which notice shall describe in reasonable detail the alleged default;

                        12.1.2 American voluntarily files for bankruptcy or makes an assignment for the benefit of its creditors, or if an involuntary assignment or bankruptcy petition is made or filed against American and not dismissed or satisfied within sixty (60) days, or if the interest of American hereunder passes by operation of law to any Person; or

                        12.1.3 Any representation or warranty made hereunder by American to Participant proves to be untrue in any material respect.

                  12.2 Participant Remedies. If an American Default shall occur,
                       --------------------
then Participant, at its option, may immediately terminate this Agreement by written notice to American at any time after the occurrence of such American Default and/or pursue any remedies available under Applicable Law, subject to the limitations stated in Section 10.2 (Limitation), including without
                          ------------
limitation the right to promptly receive a refund from American of any amounts prepaid by Participant hereunder, net of any amounts due and owing to American hereunder. Nothing contained herein shall be deemed to restrict or prevent Participant from pursuing equitable remedies at any time to prevent or enjoin the breach or threatened breach of this Agreement by American. All such remedies shall be cumulative and the pursuit of one or more remedies by Participant shall not be deemed a waiver of any other rights or remedies of Participant hereunder.

          13      Representations and Warranties of Participant.  As an
                  ---------------------------------------------
inducement to American to enter into this Agreement, Participant represents and warrants to American as follows:

                  13.1 Due Organization. Participant is a corporation duly
                       ----------------
organized and validly existing under the laws of California. Participant has full power to own or lease its properties and to conduct its business as presently conducted, including the marketing and sale of Participant's Product or Service. Participant is duly authorized, qualified or licensed to do business and validly existing as a foreign corporation in each jurisdiction in which it is so required to be authorized, qualified or licensed where the failure to be so qualified would have a Material Adverse Effect on Participant.

                  13.2 Requisite Power; Enforceability. Participant has all
                       -------------------------------
requisite corporate power and authority to execute, enter into and carry out the terms and conditions of this Agreement and any other agreements and instruments contemplated hereby, and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered and is a legal, valid and binding agreement of Participant, enforceable in accordance with its terms, except that the enforceability of this Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  13.3 No Conflict. Neither the execution or delivery of this
                       -----------
Agreement, nor the consummation of the transactions contemplated hereby, will conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any material obligation under, any charter provision, bylaw, contract or Applicable Law to which Participant is a party or by which Participant or any its assets or properties are in any way bound or obligated.

                  13.4 No Consent. No consent, approval, order or authorization
                       ----------
of, or registration, qualification, designation, declaration or filing with, any Competent Authority is required on the part of Participant in connection with the transactions contemplated by this Agreement, except for those which have been obtained and except for the filing of revised

Articles of Incorporation with the Secretary of State of California with respect to the issuance of non-voting convertible stock. No consent, approval, waiver or other action by any Person under any contract is required or necessary for the execution, delivery and performance of this Agreement by Participant, or the consummation by Participant of the transactions contemplated hereby, except for those which have been obtained, except for approval by Participant's Board with respect to the warrants contemplated under this Agreement.

         14       Representations and Warranties of American.  As an
                  ------------------------------------------
inducement to Participant to enter into this Agreement, American represents and warrants to Participant as follows:

                  14.1 Due Organization. American is a corporation duly
                       ----------------
organized and validly existing under the laws of Delaware. American has full power to own or lease its properties and to conduct its business as presently conducted. American is duly authorized, qualified or licensed to do business and validly existing as a foreign corporation in each jurisdiction in which it is so required to be authorized, qualified or licensed.

                  14.2 Requisite Power; Enforceability. American has all
                       -------------------------------
requisite corporate power and authority to execute, enter into and carry out the terms and conditions of this Agreement and any other agreements and instruments contemplated hereby, and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered and is a legal, valid and binding agreement of the American, enforceable in accordance with its terms, except that the enforceability of this Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  14.3 No Conflict. Neither the execution or delivery of this
                       -----------
Agreement, nor the consummation of the transactions contemplated hereby, will conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any material obligation under, any charter provision, bylaw, contract or Applicable Law to which American is a party or by which American or any its assets or properties are in any way bound or obligated.

                  14.4 No Consent. No consent, approval, order or authorization
                       ----------
of, or registration, qualification, designation, declaration or filing with, any Competent Authority is required on the part of American in connection with the transactions contemplated by this Agreement, except for those which have been obtained. No consent, approval, waiver or other action by any Person under any contract is required or necessary for the execution, delivery and performance of this Agreement by American, or the consummation by American of the, transactions contemplated hereby, except for those which have been obtained.

         15       Notices. All notices, reports, invoices and other
                  -------
communications required or permitted hereunder to be given to or made upon any party hereto in writing, shall be addressed as provided below and shall be considered as property given (i) if delivered in person; (ii) if sent by an express courier delivery service which provides signed acknowledgments of receipt; (iii) if deposited in the US. certified or registered first class mail, postage prepaid, return receipt requested or (iv) if transmitted by telecopier (upon receipt by sender thereof of evidence that a complete transmission of such telecopy was made to the recipient thereof) and, in the case of telecopier transmission, confirmed by (a) telephone contemporaneously to the person entitled to receive such notice or to such person's secretary, and (b) dispatching a copy of such notice by the methods described in clause (i), (ii) and (iii) above. All notices shall be effective upon receipt. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that either party shall have the right to change its address for notice hereunder to any other location by giving not less than thirty (30) days notice to the other party in the manner set forth above.

         If to American:
         --------------

                  By Mail:                  American Airlines, Inc.
                                            P.O. Box 619616, MD 2424
                                            DFW Airport, TX 75261-9616
                                            Attn:  Bruce Chemel

                  By Courier:               4200 Amon Carter Boulevard
                                            MD 2424
                                            Fort Worth, TX 76155
                                            Attn: Bruce Chemel

                                            Phone:   (817) 931-2526
                                            Fax: (817) 967-3037

         If to Participant:
         -----------------

                                            Netcentives Inc.
                                            2121 El Camino Real
                                            Suite 615
                                            San Mateo, CA 94403
                                            Attn:    Eric W. Tilenius, Chairman

                                            Phone:   (415) 577-3535
                                            Fax: (415) 572-5205

         16   Governing Law; Consent to Jurisdiction. THIS AGREEMENT AND THE
              --------------------------------------
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, EXCLUDING ITS RULES OF CONFLICTS OF LAW. Each party hereto irrevocably consents, agrees and submits to the exclusive jurisdiction of the U.S. federal courts of the Northern District of Texas or, if such court does not have jurisdiction, of the courts of the State of Texas in Tarrant County, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and irrevocably waives, to the fullest extent permitted by law, any objection to the Iaylng of venue of any such suit, action or proceeding in any such court or any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each party agrees that neither of them will bring any suit, action or other proceeding arising out of this Agreement, the subject matter herein, or any of the transactions described herein, in any jurisdiction other than the jurisdiction described above. Each party consents to process being served in any such suit, action or proceeding by any of the methods of notice specified in Section 15 (Notices). Each such party agrees that such service shall be deemed in every respect effective service of process in any such suit, action or proceeding and shall, to the fullest extent permitted by law be taken and held to be valid personal service upon and personal delivery to such party.

         17   Waiver. No waiver of breach of any provision of this Agreement by
              ------
either party shall constitute a waiver of any subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing and signed by an officer of the other party.

         18   American's Confidentiality.
              --------------------------

              18.1   American's Confidential Information. "American's
                     -----------------------------------
Confidential Information" shall mean (i) all data, reports, interpretations, forecasts, records or other information concerning the AADVANTAGE Program or Members, tangible or intangible, oral or written, which American may give Participant access to or which Participant obtains through the Netcentives Program, (ii) all AADVANTAGE Program documents and marketing materials that American may provide to Participant where such documents are identified orally or in writing by American as confidential immediately prior to or immediately after disclosure by American to Participant, and (iii) any other information identified orally or in writing by American as confidential immediately prior to or immediately after disclosure by American to Participant. Participant acknowledges that American's Confidential Information is the sole and exclusive property of American. Participant acknowledges that American's Confidential Information includes this Agreement and its terms and the names, addresses and other information disclosed by American to Participant regarding any Member or obtained by Participant in connection with processing mileage accrual for Qualifying Transactions. Nothing in this Agreement, however, shall prevent Participant from independently compiling information regarding its customers so long as (i) the status of being an AADVANTAGE Member, AADVANTAGE Account numbers, any other AADVANTAGE membership data, or any reference to or other association with American is not identified in, or used as a factor or criteria in compiling, such information, and (ii) any promotions or communications directed at such customers, or any partial grouping thereof, by Participant or by Participant jointly with another Person or Persons, are not directed exclusively to such individuals, and will not reference such individuals, as Members or travelers on American, without American's prior written consent.

              18.2   Non-Disclosure by Participant. Participant shall not
                     -----------------------------
sell, transfer, publish, disclose, display or otherwise make available American's Confidential Information to any third Person except as may be required by Applicable Law, in which case Participant shall (i) promptly notify American, (ii) use reasonable and lawful efforts to resist making any disclosure not approved by American, (iii) use reasonable and lawful efforts to limit the amount of confidential information to be disclosed pursuant to any such disclosure not approved by American, and (iv) use reasonable and lawful efforts to obtain a protective order or other appropriate relief to minimize the further dissemination of any confidential information to be disclosed pursuant to any such disclosure not approved by American. In addition, Participant shall not disclose American's Confidential Information to any Affiliate, employee, or agent of Participant, except on a need-to-know basis. Participant shall ensure that all such Affiliates, employees and agents recognize that American's Confidential Information is subject to this non-disclosure obligation. Furthermore, Participant will not use American's Confidential Information for any purposes other than as expressly provided in this Agreement. Participant will maintain American's Confidential Information in secrecy at all times, using at least the same degree of care with respect to such confidential information as Participant uses in protecting Participant's own proprietary information and trade secrets. Information shall not be subject to the foregoing confidentiality restrictions to the extent such information (i) was in possession of or known to Participant prior to Participant's execution of this Agreement, unless such information was received by Participant subject to earlier confidentiality agreements or arrangements with American or its Affiliates; (ii) is or becomes public knowledge other than by means of a breach of confidentiality by Participant; (iii) is received by Participant from a third party that Participant reasonably believes is lawfully in possession of such information and under no duty to keep it in confidence, or (iv) is approved by American, in writing, for release by Participant.

                  18.3 Return of American's Confidential Information. Upon
                       ---------------------------------------------
termination or expiration of this Agreement for any reason, American's Confidential Information shall be promptly returned to American and Participant shall destroy any copies, extracts or other reproductions, in whole or in part, of American's Confidential Information, regardless of the media in which recorded or stored, and any working papers or notes containing any item of American's Confidential Information. Upon written request of American, Participant shall deliver to American a signed certification that all such copies, extracts, reproductions and working papers have been destroyed.

                  18.4 Participant's Employees and Agents. Participant covenants
                       ----------------------------------
and agrees that it shall cause Participant's principals, members, partners, officers, directors, stockholders, employees, agents and contractors who may gain access to American's Confidential Information, whether or not such access is permitted hereunder, to comply with each agreement of Participant under this
Section 18.
----------
                  18.5 American's Equitable Relief. Participant acknowledges and
                       ---------------------------
agrees that American will have no adequate remedy at law if there is a breach or threatened breach of this Section 18 and, accordingly, that American shall be
                          ----------
entitled to an injunction against such breach. Nothing herein shall be construed as a waiver of any other legal or equitable remedies which may be available to American if Participant breaches this Section 18.
                                      ----------

                  18.6 Survival. This Section 18 shall survive termination or
                       --------       ----------
expiration of this Agreement and shall continue in full force and effect for a period of five (5) years thereafter.

             19   Participant's Confidentiality.
                  -----------------------------

                  19.1 Participant's Confidential Information. "Participant's
                       --------------------------------------
Confidential Information" shall mean any information, technical data, or know-how, including, but not limited to, that which relates to research, product plans, products, services, information on individuals who are members of the Netcentives Program, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware, configuration information, marketing or finances of Participant, which is designated in writing to be confidential or proprietary, or if given orally, is identified as confidential or proprietary at the time of disclosure. American acknowledges that Participant's Confidential Information is the sole and exclusive property of Participant.

                  19.2 Non-Disclosure by American. American shall not sell,
                       --------------------------
transfer, publish, disclose, display or otherwise make available Participant's Confidential Information to any third Person except as may be required by Applicable Law, in which case American shall (i) promptly notify Participant,
(ii) use reasonable and lawful efforts to resist making any disclosure not approved by Participant, (iii) use reasonable and lawful efforts to limit the amount of confidential information to be disclosed pursuant to any such disclosure not approved by Participant, and (iv) use reasonable and lawful efforts to obtain a protective order or other appropriate relief to minimize the further dissemination of any confidential information to be disclosed pursuant to any such disclosure not approved by Participant. In addition, American shall not disclose Participant's Confidential Information to any Affiliate, employee, or agent of American, except on a need-to-know basis. American shall ensure that all such Affiliates, employees and agents recognize that Participant's Confidential Information is subject to this non-disclosure obligation. Furthermore, American will not use Participant's Confidential Information for any purposes other than as expressly provided in this Agreement. American will maintain Participant's Confidential Information in secrecy at all times, using at least the same degree of care with respect to such confidential information as American uses in protecting American's own proprietary information and trade secrets. Information shall not be subject to the foregoing confidentiality restrictions to the extent such information (i) was in possession of or known to American prior to American's execution of this Agreement, unless such information was received by American subject to earlier confidentiality agreements or arrangements with Participant or its Affiliates; (ii) is or becomes public knowledge other than by means of a breach of confidentiality by American; (iii) is received by American from a third party that American reasonably believes is lawfully in possession of such information and under no duty to keep it in confidence, or (iv) is approved by Participant, in writing, for release by American.

                  19.3 Return of Participant's Confidential Information. Upon
                       ------------------------------------------------
termination or expiration of this Agreement for any reason, Participant's Confidential Information shall be promptly returned to Participant and American shall destroy any copies, extracts or other reproductions, in whole or in part, of Participant's Confidential Information and any working papers or notes containing any item of Participant's Confidential Information. Upon written request of Participant, American shall deliver to Participant a signed certification that all such copies, extracts, reproductions and working papers have been destroyed.

               19.4 American's Employees and Agents. American covenants and
                    -------------------------------
agrees that it shall cause American's principals, members, partners, officers, directors, stockholders, employees, agents and contractors who may gain access to Participant's Confidential Information, whether or not such access is permitted hereunder, to comply with each agreement of American under this
Section 19.
----------

               19.5 Participant's Equitable Relief. American acknowledges and
                    ------------------------------
agrees that Participant will have no adequate remedy at law if there is a breach or threatened breach of this Section 19 and, accordingly, that Participant shall
                             ----------
be entitled to an injunction against such breach. Nothing herein shall be construed as a waiver of any other legal or equitable remedies which may be available to Participant if American breaches this Section 19.
                                                   ----------

               19.6 AADVANTAGE Database. Notwithstanding the foregoing,
                    -------------------
Participant acknowledges and agrees that names, addresses, phone numbers and other information concerning Participant's customers may become part of the AADVANTAGE Program database and American shall not be restricted in any way in its utilization of such database. However, American will not furnish AADVANTAGE membership data that identifies a Member as a customer of Participant to any Person without Participant's prior written consent.

               19.7 Survival. This Section 19 shall survive termination or
                    --------       ----------
expiration of this Agreement and shall continue in full force and effect for a period of five (5) years thereafter.

          20   Force Majeure. Neither party shall be liable for delays or
               -------------
failure in its performance hereunder caused by any act of God, war, strike, labor dispute, work stoppage, fire, act of government, or any other cause, whether similar or dissimilar, beyond the control of that party; provided however that this clause shall not apply to Participant's obligation to pay for AADVANTAGE Miles or pay other sums when due hereunder.

          21   Independent Contractor. Nothing in this Agreement is intended or
               ----------------------
shall be construed to create or establish any agency, partnership or joint venture relationship between the parties. The parties expressly disclaim such relationship, agree that they are acting solely as independent contractors hereunder and agree that the parties have no fiduciary duty to one another or any other special or implied duties that are not expressly stated herein.

          22   Entire Agreement. This Agreement and all Attachments hereto
               ----------------
constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior or contemporaneous agreement or understanding, whether written or oral, if any, between the parties with respect to such subject matter. This Agreement may be modified only by a further written agreement signed by all of the parties hereto. THERE ARE NO ORAL AGREEMENTS CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT.

          23   Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the permitted successors and assigns of each party hereto. Participant may not assign, delegate or otherwise convey this Agreement, or any of its rights and obligations hereunder, to any Person without the prior written consent of American, and any such attempted assignment without consent shall be void. American may assign the administration of this

Agreement to any Person that is an Affiliate of American. American may, from time to time, delegate one or more of American's administrative duties hereunder to an Affiliate or non-Affiliate of American.

          24   Taxes.
               -----

               24.1 Participant Taxes. Participant will pay when due all
                    -----------------
present and future taxes and levies, imposts, deductions, charges, stamp taxes or withholdings whatsoever, including without limitation sales, use, excise or goods and services taxes (collectively "Taxes") imposed, assessed, levied or collected by any taxing jurisdictions together with interest thereon and penalties, fines and surcharges with respect thereto, if any, on or in respect of any payments made or to be made by Participant under this Agreement but excluding any such Taxes arising from or measured by American's net income (such non-excluded taxes are collectively referred to as "Participant Taxes").

               24.2 Indemnity for Taxes. Without limiting the foregoing,
                    -------------------
Participant will indemnify American against, and reimburse American upon demand for, any Participant Taxes that American is obligated to pay or has paid.

               24.3 Withholding. In the event that Participant is required by
                    -----------
Applicable Law to deduct or withhold Participant Taxes from any amounts payable under or in respect of this Agreement, Participant shall (i) pay to American such additional amounts as may be required, so that after the deduction or withholding of such Participant Taxes, American will receive from Participant on the due date thereof an amount equal to the amount stated to be payable to American under this Agreement had such Participant Taxes not been imposed, (ii) make the required deduction or withholding and (iii) promptly pay the authorities before penalties attach thereto or interest accrues thereon.

          25   Captions. The captions appearing in this Agreement have been
               --------
inserted as a matter of convenience and in no way define, limit or enlarge the scope of this Agreement or any of the provisions hereof.

          26   Construction. The parties acknowledge and agree that this
               ------------
Agreement has been drafted and prepared through the efforts of both parties and the rule of construction that any vague or ambiguous terms are to be construed against the party drafting same shall not be applied to either party to this Agreement.

          27   Severability. If any provision of this Agreement is deemed to be
               ------------
illegal, invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected, and this Agreement shall continue in full force and effect.

          28   No Third Party Beneficiaries. All rights, remedies and
               ----------------------------
obligations of the parties under this Agreement shall accrue or apply solely to the parties hereto or their permitted successors or assigns and there is no intent to benefit any other Person, including without limitation Members.

          29   Effective Date. Although signed as of the date specified below,
               --------------
this Agreement shall not become effective unless and until (i) the Rights Agreement, Additional Warrant Agreement and Warrant Agreements have been signed by all parties thereto and become effective and the first [.......] of warrants has been granted by the board of directors of Participant; and (ii) Participant has delivered to American an opinion of Participant's legal counsel, in substantially the form attached hereto.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of __________________, 199_.

NETCENTIVES INC.                             AMERICAN AIRLINES, INC.


By:  /s/ Eric W. Tilenius                    By:  /s/ Michael W. Gunn
     --------------------                        ---------------------
Name:  Eric Tilenius                         Name:  Michael W. Gunn

Title:  Chairman                             Title:  Senior Vice President,
                                                     Marketing

                                 ATTACHMENT 1
                                    Pricing

         The following volume pricing and rebate shall apply to all AADVANTAGE Miles purchased by Participant during each Contract Year hereunder. With respect to any Contract Year, the volume discount and rebate amount apply only to the incremental volume set forth opposite the price discount and rebate amount in the chart below that is actually purchased and paid for by Participant during such Contract Year. With respect to any Contract Year, so long as no Participant Default has occurred and is continuing, or event that with the giving of notice or lapse of time or both would constitute a Participant Default, American, upon written request from Participant, shall promptly pay over to Participant the rebate amount, net of any amounts due and owing from Participant to American hereunder, but only if and when the total volume of AADVANTAGE Miles purchased by Participant hereunder during such Contract Year equals or exceeds [56,349,207]. If the [56,349,207] AADVANTAGE Mile threshold is not met during a Contract Year, there will be no rebate for AADVANTAGE Miles purchased by Participant during such Contract Year. Participant may prepay in order to receive a volume discount and qualify for a rebate.

-----------------------------------------------------------------------------------------------------------
          VOLUME OF                                  PRICE PER                         REBATE PER
       AADVANTAGE MILES                           AADVANTAGE MILE                    AADVANTAGE MILE
-----------------------------------------------------------------------------------------------------------
[..........................
-----------------------------------------------------------------------------------------------------------
                                              ..........................
-----------------------------------------------------------------------------------------------------------
                                                                                  .......................]
-----------------------------------------------------------------------------------------------------------

         [.....]. With respect to any Contract Year, the volume price discount applies only to the incremental volume set forth opposite the price discount in the chart below that is actually purchased and paid for by Participant during such Contract Year after the effective date of termination of Limited Exclusivity. Participant may prepay in order to receive a volume discount.

------------------------------------------------------------------------
             VOLUME OF                            PRICE PER
          AADVANTAGE MILES                     AADVANTAGE MILE
------------------------------------------------------------------------
      [****]                                          [**]
--------------------                                 ------
------------------------------------------------------------------------
       [******]                                        [**]
-----------------------                               -----
------------------------------------------------------------------------
[.............................
------------------------------------------------------------------------
                                         ..............................]
------------------------------------------------------------------------
         [......]

                                      1-1

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT 2
              Minimum Purchase Requirements and Prepayment Schedule

         1.       Minimum Purchase Requirement.  [***], Participant shall
                  ----------------------------
purchase and pay for [***] worth of AADVANTAGE Miles during each Contract Year during the Term. [***].

         2.       Prepayment Schedule. Participant shall pay American [***] on
                  -------------------
the date this Agreement is executed and on the first day of each Contract Year thereafter as a prepayment of Participant's AADVANTAGE Mile purchase obligations hereunder. This amount will be credited against payments due under Section 3.2
                                                                   ----------
(Mileage Payments) until such amount will be exhausted. If American terminates Limited Exclusivity with an effective date of termination within ninety (90) days after the beginning of any Contract Year, American shall, promptly upon Participant's written request, refund the unused portion of the prepayment made by Participant for such Contract Year, net of any amount due and owing by Participant to American hereunder.

                                       2-1


****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT 3
                                  ------------

[***]

______________________________                    ______________________________
Signature                                         Signature

______________________________                    ______________________________
Title                                             Title

______________________________                    ______________________________
Date                                              Date


                                      3-1

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT 4
                                  ------------

                            Data Transmission Layouts


                                     [***]

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  ATTACHMENT 5
                                  ------------

            Guidelines for Producing AADVANTAGE(R) Related Materials
                and Using the AADVANTAGE Travel Awards' Trademark

         To protect the legal registration of the AADVANTAGE trademark and to achieve instant and consistent recognition of the AADVANTAGE travel awards program, the following guidelines must be followed when producing AADVANTAGE related material.

Register Mark:  The first time the word "AADVANTAGE" or "American Airlines"
-------------
appears in a headline, subhead or text, it must include the register mark of (R)or (R).

Eagle: The first time the word "AADVANTAGE" appears in a headline, subhead or
-----
text, it must include an eagle between the two capital A's and carry the register mark (R). The eagle must always be facing to the right. If the Eagle
                             ----------------------------------
cannot be produced, as in a letter, it is not required but, the register mark
(R) must still be used.

          Note: Both the registrar mark (R) and Eagle are required only one time
                                                                   -------------
          per piece

Tag Line: When using the word "AADVANTAGE" in a headline, subhead or text, if
--------
the slug "A registered trademark of American Airlines, Inc." is not used immediately below the AADVANTAGE logo, the following tag line must appear at the bottom of the page/piece (along with the disclaimer):

         American Airlines and AADVANTAGE are registered trademarks of American Airlines, Inc.

          (The eagle and registered mark (R) do not have to appear in the tag line.)

NOTE: You should also include other AA trademark names in the tag line when appropriate. For example: AADVANTAGE Platinum, AADVANTAGE Gold, American Eagle, Something Special in the Air, Admirals Club, etc.

Disclaimer: All pieces discussing the AADVANTAGE travel awards program must have
----------
a legal disclaimer added to the bottom of the page/piece. The disclaimer is in accordance with guidelines of the National Association of Attorneys General. If the material referencing AADVANTAGE has perforations or can be separated, each separate piece that can potentially be viewed as a "stand-alone" piece must have both the disclaimer and tag line. See the attached list of disclaimers that are to be used.

Multiple Pieces: If several pieces are being produced for distribution, each
---------------
separate piece that can potentially be viewed as a "stand-alone" piece must have both the tag line and disclaimer.

Colors: PMS 485 Red and PMS 281 Blue are the colors for the AADVANTAGE logo. The
------
preferred treatment for the AADVANTAGE logo is the first capital A in red with the rest of the word, register mark (R) and the eagle in blue.

         A        AADVANTAGE(R)       American     Airlines(R)
        (red)         (blue)            (red)         (blue)

                                      5-1

If it is not possible to use both red and blue, the AADVANTAGE logo is also acceptable as follows:

                  - all blue
                  - all black
                  - reversed out in all white
                  Other colors or color combinations are not acceptable.

Type: AADVANTAGE and American Airlines are to be printed in Helvetica type if
----                                                                       --
printed as a logo. For text or headings, the type may match that used for the
-----------------
rest of the piece noting the following provisions: AADVANTAGE should not be printed in SCRIPT illustrated or art typefaces.

Spacing:  The word "AADVANTAGE" should never be hyphenated and the name
-------
American Airlines should not be split over any lines.

Use as an Adjective: The word "AADVANTAGE" may never be used as a noun or verb.
-------------------
It should only be used as an adjective and in connection with the common name of the service, such as the "AADVANTAGE travel awards program."

         Any play on the word ADVANTAGE should be avoided. For example, copy such as "The AADVANTAGE of American Airlines" or "THE ADVANTAGES AND BENEFITS OF MEMBERSHIP" are not acceptable.
                ---

Awards:  If awards are mentioned, the wording of the awards should be the same
------
as the wording used in our AADVANTAGE Rules Brochure or on our Mileage Summary.

Description of Miles:  AADVANTAGE miles or mileage cannot be described as FREE.
--------------------
Miles are not free, they are EARNED as a result of a specified transaction.

Description of Program: Any time the AADVANTAGE program is explained, the
----------------------
descriptive phrase "travel awards program" should be used versus "frequent flyer program." The AADVANTAGE program benefits not only frequent travelers, but also infrequent travelers who use our AADVANTAGE Participants or travel on American consistently. Additionally, there are several non-travel related opportunities to earn mileage credit.

         The piece should not mention any other companies or organizations unless approved by the American Airlines Partner Marketing Department, AA/HDQ-MD 5321. Other airlines participating in the AADVANTAGE travel awards program should be referred to as "participating carriers," NOT affiliated carriers. Additionally, no AADVANTAGE Participant should be referred to as a partner. The words partner or partnership should never be used in any promotional materials.

Announcements: If Bonus Miles or any enhancements to the AADVANTAGE travel
-------------
awards program are being introduced, the announcement should first be made by
                                                      -----------------------
AA/HDQ and, if Possible, through the AADVANTAGE Newsletter.
----------------------------------------------------------

                                      5-2

                         AADVANTAGE PROGRAM DISCLAIMERS

The following disclaimers are required on all/any advertisement or promotional piece that references the AADVANTAGE program. The length of the disclaimer varies with the type of promotion.



                                  LONG VERSION
                                  ------------
   (Rules Brochure, Newsletter, Certificates, detailed AADVANTAGE information)

American Airlines may find it necessary to change AADVANTAGE program rules, regulations, travel awards and special offers at any time. This means that American may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AADVANTAGE program with six months notice. AADVANTAGE travel awards, mileage accrual and special offers subject to government regulations. American Airlines is not responsible for products or services offered by other participating companies.

                                 MEDIUM VERSION
                                 --------------
                     (Promotional brochures, mailings, when AADVANTAGE is not the main subject of piece but the program is mentioned).

American Airlines may find it necessary to change AADVANTAGE program rules, regulations, travel awards and special offers at any time, impacting, for example, Participant affiliations, rules for earning mileage and blackout dates and limited seating for travel awards. American reserves the right to end the AADVANTAGE program with six months notice. AADVANTAGE travel awards, mileage accrual and special offers subject to government regulations. American Airlines is not responsible for products or services offered by other participating companies.

                                  SHORT VERSION
                                  -------------
                             (Posters, advertising)

American Airlines reserves the right to change AADVANTAGE program rules, regulations, travel awards and special offers at any time without notice, and to end the AADVANTAGE program with six months notice. American Airlines is not responsible for products or services offered by other participating companies.

                                      (OR)

American Airlines reserves the right to change the AADVANTAGE program at any time without notice. American Airlines is not responsible for products or services offered by other participating companies.

                                      5-3

                           AADVANTAGE ADVERTISING COPY
                              RETAIL COPY STANDARDS

                                  SHORT VERSION
                                  -------------

Members of our AADVANTAGE travel awards program can earn valuable mileage credit good for special upgrades and free trips to exciting destinations around the world.



                                 MEDIUM VERSION
                                 --------------

Our AADVANTAGE travel awards program makes it easy for you to earn valuable mileage credit every time you fly on American Airlines or American Eagle, or use one of our AADVANTAGE Participants. You can redeem your AADVANTAGE miles for special upgrades to Business and First Class, as well as free tickets to a host of exciting destinations around the world.

                                  LONG VERSION
                                  ------------

Our AADVANTAGE travel awards program makes it easy for you to earn valuable mileage credit every time you fly on American Airlines or American Eagle, or use one of our AADVANTAGE Participants. You can redeem your AADVANTAGE miles for special upgrades to Business and First Class, as well as free tickets to a host of exciting destinations around the world.

If you're not a member of the AADVANTAGE program, now's the time to enroll. You can join instantly at any American Airlines ticket counter, or by calling 1-800-433-7300 or your local American Airlines Reservations number.



                     NOTE: APPROPRIATE AADVANTAGE DISCLAIMER
                       MUST BE INCLUDED WITH ALL VERSIONS.

                                      5-4